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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.
                               ___________________

                         Commission File No. 000-30161

                                  DICUT INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                     52-2204952

   (State or other jurisdiction          (I.R.S. Employer Identification No.)
      of incorporation or organization)

              2655 Dallas Highway, Suite 410, Marietta, GA, 30064

             (Address of Principal Executive Office)     (Zip Code)
                              ___________________

                                Pierre Quilliam,
                Director, President and Chief Financial Officer
                                  DICUT, INC.
                        2655 Dallas Highway, Suite 410,
                              Marietta, GA, 30064
                    (Name and address of agent for service)
                                  770-795-9955
          (Telephone number, including area code, of agent for service)

                        Copies of all communications to:

                   The Law Office of James E. Pratt, Esq.
                                   Law Office
                                195 Kildare Road
                             Garden City, NY 11530
                                 #516-741-2978


ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective December 23, 2003, Tauber & Balser, P.C. sent a certified letter to the registrant's Chief Financial Officer, which stated that the client-auditor relationship between Dicut, Inc. and Tauber & Baler, PC had ceased. Upon receipt of the letter, Dicut's directors entered into a auditor relationship with Ridenour and Associates, CPA's, as its new auditors. The Registrant did not consult with Ridenour and Associates on any matter prior to retaining their CPA services.

As of April 17, 2003, Tauber & Balser, PC. had no adverse opinions or disclaimers of opinion on the consolidated balance sheet of Dicut as of December 31, 2002 and the related consolidated statements of operations, stockholders' deficit, and cash flows for the nine months ended. Additionally, Tauber & Balser, PC consented to the inclusion of their report in the Registrant's report on FORM 10-KSB, filed April 17, 2003.

On October 10, 2003, Dicut filed Form S-8 POS, registering 1.2 million shares. The filing incorporated by reference the 2003 10-KSB containing Tauber & Balser's audited report. The auditor's didn't no consent to the use of their report in that S-8 POS filing. On October 28, 2003, the auditors wrote a correspondence about the use of the report without their consent to the management at Dicut, Inc. Because of the lack of consent over the 10-KSB report used in the S-8 POS filing, Tauber & Balser, PC, on December 23, 2003 wrote a certified correspondence to the registrant's, Chief Financial Officer resign themselves as auditors.

The Registrant has provided a copy of these correspondences from its former auditors, Tauber & Balser PC.and copies have been furnished and addressed to the Securities and Exchange Commission stating the disagreement and reason for resignation. A copy of such letter from the Registrant's former auditors addressed to the Securities and Exchange Commission is attached as an Exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c.) Exhibits:

Ex. 16.1        Letter dated December 23, 2003 from Tauber & Balser PC.
                the Registrant's former auditors, to the Securities and Exchange Commission.

Ex.16.2         Letter dated December 23, 2003 from Tauber & Balser PC.
                the Registrant's former auditors, to Dicut, Inc.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


DICUT, INC.

Date: January 08, 2004

 /s/ Pierre Quilliam
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   Pierre Quilliam, Director,
   President and Chief Financial Officer